SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report: June 24, 1997



                      APPLE RESIDENTIAL INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)


      VIRGINIA               333-10635            54-1816010
    (State of              (Commission          (IRS Employer
   incorporation)          File Number)       Identification No.)


         306 EAST MAIN STREET
         RICHMOND, VIRGINIA                          23219
         (Address of principal                    (Zip Code)
          executive offices)



              Registrant's telephone number, including area code:
                                 (804) 643-1761



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                      APPLE RESIDENTIAL INCOME TRUST, INC.

                                    FORM 8-K

                                      Index



Item 2.  Acquisition or Disposition of Assets


Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits

         a.       Independent Auditors' Report
                  (Pace's Cove Apartments)*

                  Historical Statement of Income and
                  Direct Operating Expenses
                  (Pace's Cove Apartments)*

                  Note to Historical Statement of
                  Income and Direct Operating
                  Expenses (Pace's Cove Apartments)*

         b. Pro Forma Statement of Operations for the Six Months ended June 30, 1997 (unaudited)*

                  Pro Forma Balance Sheet as of
                  June 30, 1997 (unaudited)*

                  Pro Forma Statement of Operations
                  for the Year ended December 31, 1996
                  (unaudited)*

         c.       Exhibits

                  10.1     Purchase Contract for Pace's Cove Apartments

                  10.2     Property Management Agreement for Pace's Cove
                           Apartments

                  23.1     Consent of Independent Auditors*


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___________________________
* To be filed by amendment.

Item 2.  Acquisition or Disposition of Assets


                             PACE'S COVE APARTMENTS
                                  Dallas, Texas

         On June 24, 1997, the Company purchased the Pace's Cove Apartments, a 328-unit apartment complex at 13100 Pandora Drive in Dallas, Texas (the "Property"). The seller was unaffiliated with the Company, the Advisor, and their Affiliates. The purchase price was $9,277,355. The Company borrowed the entire purchase price under its unsecured line of credit and will seek to repay this borrowed amount using proceeds from the future sale of Shares. Title to the Property was conveyed to the Company by limited warranty deed.

         LOCATION. The Property is located in the northern portion of Dallas within "The Metroplex." For information on The Metroplex see "Brookfield Apartments" herein.

         The neighborhood surrounding the Property consists of other multi-family and single-family housing and commercial and retail development. The Property is an approximately 20-minute drive from Dallas/Fort Worth International Airport and an approximately 15-minute drive from downtown Dallas.

         DESCRIPTION OF THE PROPERTY. The Property consists of 328 garden-style apartment units located in 19 two- and three-story buildings on approximately 13 acres of land. The Property was constructed in 1982.

         The Company believes that the Property has generally been well maintained and is generally in good condition. However, the Company has budgeted approximately $75,000 for certain repairs and improvements, including clubhouse renovations.

         The Property offers a variety of unit types. The unit mix and rents currently being charged new tenants as of the date of this Supplement are as follows:


                                               Approximate
                                                Interior
Quantity            Type                     Square Footage      Monthly Rental
--------            ----                     --------------      --------------
   42               One                            504                $420
                    bedroom/one
                    bath


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                                               Approximate
                                                Interior
Quantity            Type                     Square Footage      Monthly Rental
--------            ----                     --------------      --------------
   42               One                            504                 430
                    bedroom/one
                    bath upstairs

   40               One                            572                 440
                    bedroom/one
                    bath

   40               One                            572                 450
                    bedroom/one
                    bath upstairs

   42               One                            690                 520
                    bedroom/one
                    bath
                    w/fireplace

   42               One                            690                 530
                    bedroom/one
                    bath
                    w/fireplace
                    upstairs

   20               One                            757                 605
                    bedroom/one
                    bath/den
                    w/fireplace

   30               Two                            925                 645
                    bedrooms/two
                    baths
                    w/fireplace

   30               Two                           1,026                680
                    bedrooms/two
                    baths
                    w/fireplace

         The apartments provide a combined total of approximately 220,000 square feet of net rentable area.

         Leases at the Property are generally for terms of one year or less. Average rental rates for the past five years have generally increased. As an example, a downstairs one-bedroom, one-bath apartment (504 square feet) rented for $330 in 1992, $330 in 1993, $370 in 1994, $390 in 1995, and $420 in 1996.
The

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average effective annual rental per square foot at the Property for 1992, 1993,
1994, 1995, and 1996 was $7.14, $7.14, $8.01, $8.44, and $9.09, respectively.

         The buildings are wood-frame construction with a combination of brick veneer and stucco with painted trim on concrete slab foundations. Roofs are pitched and covered with asphalt shingles on plywood sheathing.

         The Property has two outdoor swimming pools, a hot tub and jacuzzi, volleyball area, fitness center, laundry facility and covered parking for approximately 328 vehicles. The Property also includes a clubhouse with a leasing office. There is also ample uncovered paved parking for residents.

         Each apartment unit has wall-to-wall carpeting in the living area and vinyl floors in the kitchen and bath. Each apartment units has a cable television hook-up, miniblinds, and an individual heating and air-conditioning unit. Each kitchen has a refrigerator/freezer, electric range and oven, dishwasher and garbage disposal. Each unit has full-sized washer/dryer connections and a security alarm. The owner of the Property pays for cold water, sewer charges and trash removal. The tenants pay for electricity service, which includes cooking, lighting, heating, hot water and air-conditioning.

         There are at least seven apartment properties that compete with the Property. All offer similar amenities and generally have rents that are lower when compared with those of the Property. Based on a recent telephone survey, the Advisor estimates that occupancy at nearby competing properties now averages approximately 95%.

         According to information provided by the Seller, physical occupancy at the Property averaged approximately 92% in 1992, 91% in 1993, 93% in 1994, 94% in 1995, and 93% in 1996. As of June 4, 1997, the Property was 90% occupied. The residents are a mix of white-collar and blue-collar workers.

         The following table sets forth the 1996 real estate tax information on the Property:

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


Jurisdiction          Assessed Value         Rate         Tax
------------          --------------         ----         ---
City of Dallas          $7,895,980         $0.46255     $36,522.86
County of                7,895,980          2.13063     168,234.12
Dallas

Total                                                  $204,756.98

         The basis of the depreciable residential real property portion of the Property (currently estimated at about $6,204,450) will be depreciated over 27.5 years on a straight-line basis. The basis of the personal property portion will be depreciated in accordance with the modified accelerated cost recovery system of the Code. Amounts to be spent by the Company on repairs and improvements will be treated for tax purposes as permitted by the Code based on the nature of the expenditures.

         The Advisor and the Company believe that the Property will be adequately covered by property and liability insurance.

         MATERIAL FACTORS CONSIDERED IN ASSESSING THE PROPERTY. The factors considered by the Advisor and the Company to be relevant in evaluating the Property for acquisition by the Company included the following:

1. Dallas generally and the specific area in which the Property is located were perceived as being characterized by a diverse, stable and steadily growing economy. Accordingly, it was believed that such economy and its anticipated growth and development would support stable occupancy rates and reasonable increases in rents at the Property.

2. Based upon an engineering report and its own inspections, the Advisor believes that the Property has been well maintained and is generally in very good condition, although the Advisor believes that the planned repairs and improvements will allow an increase in rents at the Property.

3. The Property is conveniently proximate to many retail centers, businesses, restaurants and entertainment-related facilities. Accordingly, the Advisor believes that the Company is and can continue to be perceived as a desirable location for residents.

         ACQUISITION AND MANAGEMENT SERVICES AND FEES. The Company will pay Cornerstone Realty Income Trust, Inc. a property acquisition fee equal to 2% of the purchase price of the Property, or $185,547. Cornerstone Realty Income Trust, Inc. will also serve as property manager for the Property and for its services will be paid by the Company a monthly management fee equal to 5% of the gross revenues of the Property plus reimbursement of certain expenses.

                                   ITEM 7.a.*

___________________________
* To be filed by amendment. It is impracticable to include herein the required financial statements for the Property. The required financial statements will be filed as an amendment to this report as soon as possible, but in no event more than 60 days after the date of filing of this report.

                                   ITEM 7.b.*

___________________________
* To be filed by amendment. It is impracticable to include herein the required pro forma financial information. The required pro forma financial information will be filed as an amendment to this report as soon as possible, but in no event more than 60 days after the date of filing of this report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Apple Residential Income Trust, Inc.


Date: July 2, 1997                          By: /s/ Glade M. Knight
                                                -------------------
                                                Glade M. Knight
                                                President
                                                of Apple Residential
                                                Income Trust, Inc.

                                  EXHIBIT INDEX

                      Apple Residential Income Trust, Inc.
                          Form 8-K dated June 24, 1997


Exhibit Number             Exhibit                                Page Number
--------------             -------                                -----------
     10.1              Purchase Contract for Paces's
                       Cove Apartments

     10.2              Property Management Agreement
                       for Pace's Cove Apartments

     23.1              Consent of Independent Auditors*


* To be filed by amendment.


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